SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                   ----------

  Date of Report                              Date of earliest event reported
  July 30, 1999                                        July 16, 1999



                         CARDIOTECH INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                    000-28034
                                   (Commission
                                  File Number)


 Massachusetts                                              04-3186647
(State or other                                           (IRS Employer
jurisdiction of                                         Identification No.)
incorporation)

                               78E Olympia Avenue
                                Woburn, MA 01801
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (781) 933-4772

Item 2. Acquisition or Disposition of Assets

         On July 16, 1999, CardioTech International, Inc., a Massachusetts corporation ("CardioTech"), completed the acquisition of Tyndale Plains-Hunter, Ltd., a New Jersey corporation ("TPH"), pursuant to an Agreement and Plan of Merger, dated as of May 25, 1999 (the "Merger Agreement"), by and among CardioTech, CardioTech Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of CardioTech ("Acquisition Sub"), and TPH. TPH manufactures hydrophilic polyurethanes, which are used to provide permanent lubricity to the surface of medical devices, improve blood compatibility and act as drug delivery systems and which are used in personal care products including hair creams, mousses and skin creams. CardioTech intends to continue to use the assets of TPH to manufacture hydrophilic polyurethanes.

         TPH merged with and into Acquisition Sub (the "Merger"), with Acquisition Sub surviving the Merger and remaining a wholly-owned subsidiary of CardioTech, effective as of July 16, 1999. Each share of TPH common stock was
(i) converted into the right to receive 0.24 of a share of CardioTech common stock and (ii) exchanged for a cash payment of approximately $0.19. A portion of the cash payment, approximately $.05, was placed into escrow pursuant to terms of the Merger Agreement. The conversion and exchange ratios were determined through arm's length negotiation between the parties. The total number of shares of CardioTech common stock and the total amount of cash issued in the Merger was 446,153 shares and $350,000, respectively. The cash consideration used in the Merger came from CardioTech's working capital. This transaction has been recorded in accordance with the purchase method of accounting.

         The description contained herein of the transaction is qualified in its entirety by reference to the Merger Agreement (Exhibit 2.1), and a copy of CardioTech's press release announcing the effectiveness of the Merger (Exhibit 99.1), copies of which are attached hereto and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial statements of business acquired.

          Audited financial statements of TPH, and the notes thereto, required by this item will be filed by amendment to this Form 8-K not later than September 28, 1999.

     (b)  Pro forma financial information.

          The pro forma financial information required by this Item will be filed by amendment to this Form 8-K not later than September 28, 1999.

     (c)  Exhibits.

     The following exhibits are filed as part of this report pursuant to Item 601 of Regulation S-K:

          Exhibit
          -------
          Number         Description
          ------         -----------

          2.1 Agreement and Plan of Merger dated as of May 25, 1999, by and among CardioTech International, Inc., CardioTech Acquisition Corp. and Tyndale Plains-Hunter, Ltd.

          99.1 CardioTech's Press Release dated July 19, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, CardioTech International, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 30, 1999                            CARDIOTECH INTERNATIONAL, INC.



                                                By:    /s/ Michael Szycher
                                                       -----------------------
                                                       Michael Szycher, Ph.D.
                                                       Chief Executive Officer

                                  EXHIBIT INDEX



          Exhibit
          -------
          Number         Description
          ------         -----------

          2.1 Agreement and Plan of Merger dated as of May 25, 1999, by and among CardioTech International, Inc., CardioTech Acquisition Corp. and Tyndale Plains-Hunter, Ltd.

          99.1 CardioTech's Press Release dated July 19, 1999.